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Forgent Networks, Inc.
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The following slide presentation was presented to RiskMetrics Group on August 18, 2009 by Asure Software (a d/b/a of Forgent Networks, Inc.)  and may be used by Asure Software to make presentations to other corporate governance organizations or Asure Software stockholders in the future.

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Important Information

Forgent Networks, Inc. filed a definitive Proxy Statement with the Securities and Exchange Commission on July 17, 2009, in connection with Company’s Annual Meeting of Stockholders to be held on August 28, 2009.  Stockholders are strongly advised to read the Proxy Statement carefully, as it contains important information.  The Company and certain other persons are deemed participants in the solicitation of proxies from stockholders in connection with the Annual Meeting of Stockholders. Information concerning such participants is available in the Company’s Proxy Statement.  Stockholders may obtain, free of charge, copies of the Company’s Proxy Statement and any other documents the Company files with or furnishes to the Securities and Exchange Commission in connection with the Annual Meeting of Stockholders through the Securities and Exchange Commission’s website at www.sec.gov and through the Company’s website at www.asuresoftware.com.

About Asure Software

Headquartered in Austin, Texas, Asure Software (ASUR), (a d/b/a of Forgent Networks, Inc.), empowers small to mid-size organizations and divisions of large enterprises to operate more efficiently, increase worker productivity and reduce costs through a comprehensive suite of on-demand workforce management software and services. Asure’s market-leading suite includes products that optimize workforce time and attendance tracking, benefits enrollment and tracking, pay stubs and W2 documentation, expense management, and meeting and event management. With additional offices in Warwick, Rhode Island, Vancouver, British Columbia, and Mumbai, India, Asure serves 3,500 customers around the world. For more information, please visit www.asuresoftware.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Statements in this press release regarding Asure’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. Such risks and uncertainties, which include those associated with continued listing of the Company’s securities on the NASDAQ Capital Market, could cause actual results to differ from those contained in the forward-looking statements.

Asure Software Investor Presentation August 2009

Asure Software Presentation Introduction About Asure Our Market and Market Drivers Market Opportunity Target Market Market Landscape Marketing & Distribution Marquee Customers Revenue and Profitability Outlook Why Asure’s Board and Management Team? Risks of Dissident Group

Introduction Asure Software is a leading provider of on-demand workforce productivity software solutions to the SMB market We provide small and medium-sized businesses with cost effective, easy-to-use solutions that lower costs and make jobs easier through employee self service Our 4-Year objectives for growth: Revenue: $30M Profit: 10% The company participates in a large global market with global demand for workforce management/productivity solutions (estimated to be about $9B in 2010) To capitalize on growth opportunities, Asure continues to diversify geographically, expand vertically, enhance existing products and develop new products, and expand its indirect distribution channel Asure has the right plan to build shareholder value and an experienced management team and Board to execute the plan.

Introduction (continued) Asure is executing its business plan and improving performance Bookings grew 11% Q4 FY ’09 vs. Q3 FY ’09 Backlog grew 7% in that time period Booked largest on-demand Meeting Room Manager deal in company’s history Revenue grew 1% Margins improved 1% to 80% The Company added 108 new customers to its roster The Company separated the Chairman/CEO role and promoted Nancy Harris to CEO in June 2009 At the end of Q4 ’09 (July), the Company reduced its operating expenses by more than $600K => more than $2M annually The Company’s objective is to achieve EBITDA profitability by the end of calendar 2009 The value of Asure is being threatened by Pinnacle/Red Oak, a hedge fund with no operating experience in the industries we serve and limited public company experience Red Oak does not have a plan that is superior to management’s and is seeking Board control with no plan to build value in the Company and no experience to execute a plan

About Asure Leading provider of workforce productivity solutions for small and medium sized businesses Headquartered in Austin, Texas with offices in Warwick, MA; Vancouver, BC; Mumbai, India Market capitalization - $5M Employees: 74 Asure is a result of 6-plus years of transformation of a publicly held business

History of A Business Transformed 1985 1992 2002 2003 2007 Acquired NetSimplicity Grew from <$1M annually to $6.2M in FY ‘08 Acquired iEmployee and Renamed Company Asure First Licensed IP~$160M by 2007 Incorporated as VideoTelecom IPO—Listed on NASDAQ Sold Original Hardware Business Sold Services Business—Remnant of Original Business 2008 Due Diligence with SW Securities re: All Options for Company 2009 “Going Dark” transaction defeated; Company remains public

Our Businesses Web-based, on-demand employee benefits and time tracking solutions that increase worker productivity Enables employees to enroll in and change benefits via self-service; eliminates overhead of centralized HR paper-based systems Enables employees to track and submit time off requests online, eliminating the need for paper-based timesheets and thereby significantly reducing the workload of payroll personnel Web-based, on-demand software that streamlines scheduling of rooms and other shared resources Enables employees to self-service schedule shared resources, thereby eliminating overhead of centralized scheduling personnel

Management Experience Average industry experience – 22 years Nancy Harris – President and Chief Executive Officer – Accenture, BMC Software, ClearCommerce Jay Peterson – Chief Financial Officer – IBM, Dell Kirk Norsworthy – Vice President of Development – IBM, Clear Cube, Polycom Nate Pruitt – Vice President of Sales and Marketing – Savvion, Eloqua Mike Galyen – Vice President of Product Management and Services – Hire.Com, Authoria, Recruit2Mobile (founder)

Historical Financials Gross Margin % 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2004 2005 2006 2007 2008 2009 (estimated) Gross Margin % Software Revenue (estimated) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2004 2005 2006 2007 2008 2009 Software Revenue

Asure Annual New SaaS Bookings $- $200 $400 $600 $800 $1,000 $1,200 FY06 FY07 FY08 FY09 Fiscal Year (000's)

Historical Financials (cont’d) Deferred Revenue $- $500 $1,000 $1,500 $2,000 $2,500 2004 2005 2006 2007 2008 2009 (estimated) Deferred Revenue

The Market Workforce Management Industry Trends People-related costs account for 40% to 60% of corporate overhead, including salary and wages, benefits, training and personnel administration (Forrestor) Small- to mid-size enterprises seeking ways to improve efficiencies, increase productivity and reduce costs Highly fragmented market players Increased Acceptance of Software-as-a-Service (SaaS) SaaS market to grow at average annual rates of 19.4% through 2013, far above the 5.2% growth for overall business software market (Gartner) SaaS projected to become 25% of overall software market by 2011 (Gartner) Overall spending on subscription software to grow at a compounded 18% per year, to $19.8B by 2012 (IDC) 76% of US organizations will use at least one web-delivered business application by the end of 2009 (IDC) $8.7B $5.5B Worldwide WFM Revenue Source: AMR Research SaaS Revenue Growth Source: IDC $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2005 2010 ($ Billions) 2007 2008 2009 2010 2011 2012 0 5 10 15 20 25 8.6 10.2 11.9 14.1 16.6 19.8

Workforce Management Defined

Workplace Management Defined Maintenance Scheduling On-demand maintenance Building assessment

Workforce Management Interview Scheduling Benefits Enrollment Time Tracking Absence/PTO Paystubs

Workplace Management Maintenance Scheduling On-demand maintenance Building assessment Site & employee services Office hoteling & room reservations

Workplace Productivity

SMB Target Market (U.S.) Target Market Asure Customer Base: Over 3,500 total customers Primarily SMB and divisions of large companies Average size of clients = 500 employees 10,276 companies 110,163 companies 515,056 companies Source: US Census Bureau Need to keep in mind addressable market as applied to various WFM categories Enterprise 5000+ employees Upper Mid-Market 1,000 – 5,000 employees Mid-Market 100 – 1,000 employees Small Business 20 - 100 employees

Marketing & Distribution Model Possible Customers (target markets, right companies, etc. Showed Interest (website visits, contact discovery, show attendees) Passed to Sales (raised hand, filled out form, called in) Qualified Deals (B.A.N.T, In a sales process) Wins Marketing model Well tuned web based lead gen Low cost & high margin SEO & social media Automated lead routing to sales Sales/Channel Mix of direct & indirect 20+ channel partners Tier 1: Ceridian & Oasis

Distribution Channels Direct Phone-based sales model Low cost, efficient Tools for remote phone and web sales Channel – more than doubled indirect channels for iEmployee Tier 1 Ceridian Oasis Tier 2 AD Computer Tier 3 BusinessSolve UK Novera (Australia)

Revenue Outlook $000 -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 FY09 FY10 FY11 FY12 FY13 Profit Revenue M&A

Enterprise Education Healthcare Hospitality (targets) Customer Base

Core Competencies Achieve growth by capitalizing on the growing SMB market opportunity for SaaS based WFM solutions. Sales/Distribution Focus on telephone-based sales force Build direct / indirect channel for domestic and international expansion Marketing Continue “hot” lead generation--a core competency of Asure Produce high-quality, differentiated products driven by user needs Expand SaaS / subscription pricing model Development Agile development process for fast product release cycles Engineer quality into products Provide excellent customer support

Highly Experienced, Independent and Qualified Board Richard N. Snyder has served as a director of the Company since December 1997 and was elected Chairman of the Board in March 2000. Mr. Snyder served as President and Chief Executive Officer of the Company from June 2001 through June 2009 and currently serves as Executive Chairman of the Board. From 1996 until 1997, Mr. Snyder was the senior vice president of World Wide Sales, Marketing, Service and Support of Compaq Computer Corp., a worldwide computer company. From 1995 until 1996, Mr. Snyder was the senior vice president and general manager of Dell Americas, a computer manufacturer and marketer. Prior to 1995, Mr. Snyder served as group general manager of the Deskjet Products Group of Hewlett Packard. He also serves as a director of Symmetricom, Inc., based in San Jose, California. Nancy L. Harris has served as a director of the Company since June 2009, when she was elected by the Board to fill the vacancy created by Kathleen A. Cote's resignation from the Board. Ms. Harris was elected President and Chief Executive Officer of the Company in June 2009. Ms. Harris joined the Company in October 2001 as Vice-President of Marketing and served as Chief Operating Officer and Senior Vice-President of Operations of the Company's software segment from January 2008 through June 2009. Ms. Harris has 23 years experience in the software industry, serving in both marketing and development capacities. Prior to joining the Company, Ms. Harris was the Director of Marketing and Product Management at Clear Commerce, an Internet transaction-processing software company (2000 to 2001). Prior to that, Ms. Harris spent eight years with BMC Software in various positions including Director of Field Marketing, Director of Product Marketing and Development Manager. James H. Wells has served as a director of the Company since December 1999. He currently consults with early stage internet start-up companies. Mr. Wells was the senior vice president of marketing and business development of Dazel, a Hewlett Packard enterprise software company, from January 1999 through February 2000. From April 1995 to March 1998, Mr. Wells served as vice president of sales and was a founding officer in the internet streaming company, RealNetworks, Inc. Lou Mazzucchelli has served as a director of the Company since February 2002. From 2001 to 2009, Mr. Mazzucchelli served as a venture partner at Ridgewood Capital, a venture capital firm focusing its investments in the information technology industry. Prior to joining Ridgewood Capital in 2001, Mr. Mazzucchelli was an investment banker at Gerard Klauer Mattison in New York, which he joined in 1996 as their PC and digital media technology analyst. Previously, Mr. Mazzucchelli spent 13 years leading Cadre Technologies, a pioneering computer-aided software engineering tools company that he founded in 1982 and grew to become one of the top 50 U.S. independent software vendors before its sale in 1986. Richard J. Agnich has served as a director of the Company since March 2003. He is currently an advisor to technology start-ups, is a trustee of Austin College and chair of the Entrepreneurs Foundation of North Texas. Prior to his retirement in 2000, Mr. Agnich served as Senior Vice President, General Counsel and Secretary and various other positions at Texas Instruments Incorporated since 1973. Ray R. Miles has served as a director of the Company since March 2003. He is currently working with Rajko Associates, a company that provides consulting services on corporate strategy. From 2001 to 2002, Mr. Miles served as the President of Communications Services, a service line of the Operations Solutions business of EDS, Inc. Prior to joining Communications Services, Mr. Miles was a business manager and manager of software strategy at Texas Instruments from 1999 to 2001. From 1996 to 1999, Mr. Miles served as a branch manager and then Chief Operating Officer of Deutsche Telekom Alliance, a strategic alliance between Texas Instruments Incorporated and Deutsche Telekom.

Strong Corporate Governance 4 of 6 directors are independent Directors with diverse background of experience were intentionally selected to sit on your Board to match all facets of Asure’s business All directors have extensive management and/or leadership experience Active and involved Board Frequent meetings and discussions Audit, compensation, nomination committees empowered to provide direction and proper oversight; retain independent advisors and consultants, as needed Key committees comprised solely of independent directors Separate Chairman and Chief Executive Officer Comprehensive analysis of strategic alternatives conducted with Southwest Securities Board continues to be open to discussion with Pinnacle/Red Oak to come to a compromise and avoid proxy contest

Pinnacle/Red Oak Partners: Not Qualified and No Superior Plan Pinnacle/Red Oak partners, a New York-based hedge fund, is seeking control of Asure’s Board No proposed directors on Pinnacle’s slate have public company experience Pinnacle has no clear plan to run Asure Pinnacle has been unclear as to its objective for the Company Pinnacle has proposed certain ideas that make no sense $5M stock buy-back (this would deplete most, if not all, of the cash reserves of the Company) Asure’s growth plans and expense control measures are beginning to produce positive results for long-term value creation; Pinnacle’s ideas seem focused on financial engineering for short-term gains

Pinnacle/Red Oak: Risky Proposition Pinnacle has consistently distorted facts and misrepresented situations in an attempt to paint your current Board and management in a negative light in an attempt to take control of the company without paying shareholders a premium Pinnacle’s latest claims that it wants to run the Company and its professed plans to do so are nothing but a reflection of tactics in which the Company is already engaged They do not understand the markets nor the customers and they have no strategic plan to maximize the Company’s value

Conclusion Focused on business plan and executing it well Solid software businesses with large market opportunity and good gross margins Priority focus is EBITA profitability Execution of plan will maximize value to shareholders This Board and management team are the right group to deliver required results and unlock the value of the Company The Company doesn’t wish to be involved in a proxy fight Expensive Resource intensive; distracts from running the business

Additional Information Important Information Forgent Networks, Inc. filed a definitive Proxy Statement with the Securities and Exchange Commission on July 17, 2009, in connection with Company’s Annual Meeting of Stockholders to be held on August 28, 2009. Stockholders are strongly advised to read the Proxy Statement carefully, as it contains important information. The Company and certain other persons are deemed participants in the solicitation of proxies from stockholders in connection with the Annual Meeting of Stockholders. Information concerning such participants is available in the Company’s Proxy Statement. Stockholders may obtain, free of charge, copies of the Company’s Proxy Statement and any other documents the Company files with or furnishes to the Securities and Exchange Commission in connection with the Annual Meeting of Stockholders through the Securities and Exchange Commission’s website at www.sec.gov and through the Company’s website at www.asuresoftware.com. “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Asure’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. Such risks and uncertainties, which include those associated with continued listing of the Company’s securities on the NASDAQ Capital Market, could cause actual results to differ from those contained in the forward-looking statements.